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                                                                    Exhibit 10.E

                            FIRST UNION NATIONAL BANK

                                CLOSING STATEMENT

For: FLORAFAX INTERNATIONAL, INC.
     8075 20TH ST.
     VERO BEACH, FLORIDA  32966

DATE OF CLOSING:  JANUARY 16, 1998



-------------------------------------------------------------------------------
AMOUNT OF LOAN                                                    $5,000,000.00

CLOSING COSTS:
--------------
Commitment Fee:                                                      $12,500.00
Out of State Closing Fee:                                               $450.00

UCC FEES:
---------
       Pre Search                                                        $35.00
       UCC-1 Filing                                                      $37.60
       Post Search:                                                      $10.00


TOTAL CLOSING COSTS:                                                 $13,032.60

I hereby approve the above statement and authorize disbursement in accordance with the same.



                          FLORAFAX INTERNATIONAL, INC.


                          By:/s/ Peggy O'Neal
         Corporate           -------------------------------
         Seal                Peggy O'Neal, Vice President

The foregoing is a correct account of the funds received by us in connection with this transaction.

                          FIRST UNION NATIONAL BANK



                          By:/s/ Nancy Beckwith
         Corporate           --------------------------------
         Seal                Nancy Beckwith, Vice President

Access #28890







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